CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We consent to the use in this registration statement on Form S-8 of our report dated April 6, 2000, relating to the financial statements of Waterchef, Inc. as of December 31, 1999 and for the years ended December 31, 1999 and 1998.

                                                   /S/ FELDMAN SHERB & CO., P.C.
                                                   -----------------------------
                                                       Feldman Sherb & Co., P.C.
                                                    Certified Public Accountants





New York, New York
November 2, 2000